Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




       In connection with the Quarterly Report of London Pacific Group Limited on Form 10-Q for the period ended March 31, 2003 as filed with the U.S. Securities and Exchange Commission (the "Report"), I, Arthur I. Trueger, as Executive Chairman of the registrant, certify, pursuant to 18 U.S.C. ss. 1350, as adopted by ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

       (1)  The   accompanying   Quarterly   Report  fully   complies  with  the
requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.



Date:  May 15, 2003                              By:    /s/  Arthur I. Trueger
                                                        ----------------------
                                                        Arthur I. Trueger
                                                        Executive Chairman